1,000,000 Shares

                              AMERILINK CORPORATION

                                  Common Shares

                             Underwriting Agreement
                             ----------------------

                                                            Baltimore, Maryland
                                                              October 23, 1997



LEGG MASON WOOD WALKER, INCORPORATED
J.C. BRADFORD & CO.
  As Representatives of the Several Underwriters
  Named in Schedule I Hereto
c/o Legg Mason Wood Walker, Incorporated
Legg Mason Tower
111 South Calvert Street
20th Floor
Baltimore, Maryland  21202


Gentlemen/Ladies:

     AmeriLink Corporation, an Ohio corporation (the "Company"), proposes to issue and sell to Legg Mason Wood Walker, Incorporated and J.C. Bradford & Co. (the "Representatives") and the several underwriters named in Schedule I hereto (collectively with the Representatives, the "Underwriters" and, individually, an "Underwriter," which terms shall include any Underwriter substituted as provided in Section 10 of this Agreement) 600,000 of the Company's Common Shares, without par value (the "Common Shares"), and the selling shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose severally to sell an aggregate of 400,000 outstanding Common Shares as set forth opposite their respective names in Schedule II hereto. The aforementioned aggregate of 1,000,000 Common Shares to be sold to the several Underwriters by the Company and the Selling Shareholders are referred to herein as the "Firm Shares." The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. In addition, the Selling Shareholders propose severally to grant to the Underwriters, solely for the purpose of covering over-allotments, the option described in Section 3(b) of this Agreement to purchase up to an aggregate of 150,000 additional Common Shares (the "Option Shares") as set forth below. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are referred to herein collectively as the "Shares."

     As the Representatives, you have advised the Company (a) that you shall execute this Agreement on behalf of the several Underwriters and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto, plus their respective pro rata portions of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the respective accounts of the several Underwriters.

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1. Representations and Warranties of the Company. The Company represents, warrants, covenants and agrees with Underwriters as follows:


        (a) Registration Statement and Prospectus. A registration statement on Form S-2 (File No. 333- 36821) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been duly filed with the Commission under the Securities Act. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations under the Securities Act) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to the Representatives (and to such of the Underwriters which have requested the foregoing from the Company). Such registration statement, herein referred to as the "Registration Statement," which shall be deemed to include all information, if any, omitted therefrom in reliance upon Rule 430A of the Rules and Regulations under the Securities Act and contained in the Prospectus referred to below, has been declared effective by the Commission under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of prospectus first filed by the Company with the Commission pursuant to Rule 424(b) and Rule 430A of the Rules and Regulations under the Securities Act is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it became or becomes effective and each form of prospectus that pursuant to Rule 430A of the Rules and Regulations under the Securities Act omits certain information is herein referred to as a "Preliminary Prospectus." Any reference herein to the Prospectus shall be deemed to include any supplements or amendments thereto filed with the Commission after the date of filing of the Prospectus under said Rules 424(b) and 430A, and prior to the termination of the offering of the Shares by the Underwriters. Each of the terms "Preliminary Prospectus," "Prospectus" and "Registration Statement," as used herein, shall include all documents and other information incorporated by reference therein including (without limitation) exhibits to such documents.


        (b) Compliance with the Securities Act. At the effective time of the Registration Statement and at all times subsequent thereto, up to and including the Closing Date and each Option Closing Date (as such terms are herein defined), if any, and during such longer period until any post-effective amendment to the Registration Statement shall become effective, the Registration Statement (and any post-effective amendment to the Registration Statement) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations under the Securities Act, will fully comply with the applicable provisions of the Securities Act and the Rules and Regulations under the Securities Act, and neither the Registration Statement nor any post-effective amendment to the Registration Statement will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Prospectus and any amendment or supplement thereto will at all times up to and including the Closing Date and any Option Closing Date, and during such longer period as the Prospectus may be required to be delivered in connection with sales of Firm Shares or Option Shares by the Underwriters or any dealer, fully comply with the provisions of the Securities Act and the Rules and Regulations thereunder, and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations or warranties do not apply to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment of, or supplement to, either of them in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus. It is understood that the statements set forth on the inside cover page of the Prospectus with respect to stabilization and passive market-making activities, in the table beneath the first paragraph of the section of the Prospectus entitled "Underwriting," the amounts of the concession to certain dealers and the concession that such dealers may allow to certain other dealers in the second paragraph following such table and the five paragraphs preceding the last paragraph of such section and the identity of counsel for the Underwriters under the section of the Prospectus entitled "Legal Matters" constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the Registration Statement or the Prospectus, as the case may be.


        (c) Organization and Qualification. The Company has been duly organized and is validly existing as a corporation in good standing under the law of the State of Ohio, with the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement. The Company is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing would not have a materially adverse effect upon the business of the Company and its Subsidiaries (as defined herein), taken as a whole.

        (d) Subsidiaries. Schedule III hereto lists all of the subsidiaries of the Company (collectively, the "Subsidiaries" and, individually, a "Subsidiary"). All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any pledge, lien, security interest, claim, equitable interest or encumbrance of any kind. Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the law of its state of incorporation, with the corporate power and authority to own, lease and operate is properties and conduct its business as described in the Registration Statement. Each Subsidiary is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing would not have a materially adverse effect upon the business of the Company and its Subsidiaries, taken as a whole. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of, or subject to, any preemptive rights or other rights to subscribe for or purchase securities, that were not provided or waived. None of such shares has been issued in violation of any federal or state securities laws or regulations.


        (e) Capitalization; Description of Securities. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of, or subject to, any preemptive rights or other rights to subscribe for or purchase securities that were not provided or waived. The authorized and outstanding capital stock of the Company conforms, and the authorized and outstanding capital stock of the Company will conform as of the Closing Date and any Option Closing Date to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company). The Company had, at the date indicated, the duly authorized and outstanding capitalization as set forth in the Prospectus in the "Actual" column under the caption "Capitalization." The Firm Shares to be purchased from the Company hereunder have been duly authorized for issuance and sale, and the Firm Shares and the Option Shares (if and to the extent the Underwriters' over-allotment option is exercised) to be purchased from the Selling Shareholders hereunder have been duly authorized for sale, to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company and delivered by the Selling Shareholders, as the case may be, against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable; no holder thereof will be subject to personal liability by reason of being such holder; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Firm Shares or Option Shares or the issuance and sale thereof. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares in the manner set forth in this Agreement except as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or under state or other securities or Blue Sky laws. Except as described in the Prospectus, neither the Company nor any Subsidiary has outstanding any options to purchase, any warrants or other rights calling for the issuance of or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, warrants, rights, convertible securities or obligations. The descriptions of the Company's stock option, stock bonus and other stock or stock-based plans or arrangements, and the options or other rights granted and exercised thereunder, included in the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. The only outstanding shares of capital stock of the Company are 3,525,580 (3,605,580 in the event that Larry R. Linhart exercises options to purchase 80,000 Common Shares prior to or on the date hereof) Common Shares; there will be 4,205,580 Common Shares outstanding after the Closing Date; and there will be 4,235,580 Common Shares outstanding in the event that the Underwriters exercise the over-allotment option in full.

        (f) No Stop Order. Neither the Commission nor any state securities commission in a jurisdiction designated by the Representatives pursuant to
Section 5(c) hereof has issued an order preventing or suspending the use of any Preliminary Prospectus, Registration Statement or Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose.


        (g) Financial Statements. The audited consolidated financial statements of the Company and its Subsidiaries, together with related notes and schedules, and the unaudited consolidated financial statements of the Company and its Subsidiaries, together with any related notes and schedules (the "Unaudited Financial Statements"), as included in any Preliminary Prospectus, the Prospectus and the Registration Statement (collectively, the "Company Financial Statements"), present fairly the financial position, the results of operations and changes in cash flows of the Company and its Subsidiaries, on a consolidated basis, at the indicated dates and for the indicated periods and comply with the requirements of the Securities Act and the Rules and Regulations thereunder. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made, none of which, individually or in the aggregate, will be material. The financial statement schedules and the summary, selected and statistical financial information and data, and related notes thereto, included in any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the information and data shown therein, have been compiled on a basis consistent with the Company Financial Statements included therein and comply with the requirements of the Securities Act and the Rules and Regulations thereunder. The pro forma financial information included in any Preliminary Prospectus, the Prospectus and the Registration Statement has been prepared in accordance with the Rules and Regulations relating to pro forma financial information, has been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules are required to be included in the Registration Statement.

        (h) Litigation. Except as described in the Prospectus, there is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective directors or officers or any of their properties, assets or rights, before any court or administrative agency or body or otherwise which (i) might result in any materially adverse change in the business, condition (financial or otherwise), operations, earnings or business prospects of the Company or any of its Subsidiaries or might adversely affect their properties, assets or rights,
(ii) if determined adversely to the Company or any of its Subsidiaries would prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or the Prospectus. There are no contracts or documents of the Company or any of its Subsidiaries that are required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement by the Securities Act or by the Rules and Regulations thereunder which have not been accurately described in the Prospectus and filed as exhibits to the Registration Statement. The contracts so described in the Prospectus are in full force and effect on the date hereof or the Closing Date or any Option Closing Date, as the case may be, and neither the Company nor any of its

Subsidiaries, nor to the best knowledge of the Company, any other party, is in breach or default under any of such contracts.

        (i) Title to Assets. The Company and its Subsidiaries have good and marketable title to all of the properties and assets reflected in the Company Financial Statements (or as described in the Registration Statement as owned by such party) subject to no lien, mortgage, pledge, charge or encumbrance of any kind, except those reflected in the Company Financial Statements (or as referred to in the Registration Statement). Except as set forth in the Prospectus, neither the Company nor any of its Subsidiaries owns any real property. All of the deeds, leases or documents of title under which the Company or its Subsidiaries holds properties or assets are as described in the Prospectus and are valid and in full force and effect and enforceable as to the Company or its Subsidiaries, as the case may be, in accordance with their respective terms, and no claim has been asserted by anyone adverse to rights of the Company or any of its Subsidiaries as owner or lessee, as the case may be, under any of the deeds, leases or documents of title mentioned above, or affecting or questioning the right of the Company or any Subsidiary to continued possession of the owned or leased premises or assets under any such deed, lease or document of title.


        (j) Taxes. All federal, state, local and other income tax returns with respect to the Company and its Subsidiaries which have been required to be filed have been filed and all taxes indicated by said returns and all assessments received with respect to said returns, to the extent that such taxes have become due, have been paid. There is no tax deficiency against the Company or any of its Subsidiaries and there is no reasonable basis for the assertion of any such deficiency that, if determined adversely, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its Subsidiaries and all tax liabilities are adequately provided for on the books of the Company and its Subsidiaries. None of the Underwriters shall have any liability for any transfer or similar taxes incurred in connection with the issuance and sale of Shares by the Company or the purchase or resale of Shares by any of the Underwriters.


        (k) No Material Adverse Change. Since the date as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any materially adverse development in or affecting the condition (financial or otherwise) of the Company or any of its Subsidiaries or the condition (financial or otherwise), earnings, operations, business, or business prospects of the Company or any of its Subsidiaries, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into by the Company or any of its Subsidiaries, other than transactions in the ordinary course of business and changes and transactions disclosed in the Registration Statement, as it may be amended or supplemented, (iii) there has not been any obligation that is material to the Company or any of its Subsidiaries, direct or contingent, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business,
(iv) there has not been any change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries that is material to the Company or any of its Subsidiaries and (v) the Company has not declared, paid or made any dividend or other distribution on or with respect to its capital stock. Neither the Company nor any of its Subsidiaries has any material contingent obligations which are not disclosed in the Prospectus.

        (l) No Violation. Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation or Code of Regulations or is in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound. The consummation of the transactions contemplated by this Agreement and the Registration Statement and the execution and performance of this Agreement and the fulfillment of the terms hereof or thereof will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default or require any payment by the Company or any of its Subsidiaries under
(i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, or of the Articles of Incorporation or Code of Regulations of the Company or any of its Subsidiaries or (ii) any law, rule or regulation, or any judgment, order or decree of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries or any of their properties.

        (m) Authorizations. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated or that may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws has been obtained or made and is in full force and effect.

        (n) Permits, Licenses, Etc. The Company and its Subsidiaries are in possession of, and are operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from governmental authorities (collectively, the "Governmental Licenses") which are necessary to the conduct of their business, all of which are valid and in full force and effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation, suspension or modification of any of the Governmental Licenses. The Company and its Subsidiaries own or possess all patents, trade names, trademarks, service marks, copyrights, know-how (including trade secrets and other unpatented or unpatentable proprietary information) and other intellectual property, and rights thereto, described or referred to in the Prospectus or which are necessary for the conduct of their business as described in the Prospectus. Neither the Company nor any of its Subsidiaries has infringed, or received any notice of infringement of, any patents or asserted patents, trade names, trademarks, service marks, copyrights or other intellectual property of other persons, or rights thereto.

        (o) Accountants. Ernst & Young LLP have audited the Company Financial Statements (except for the Unaudited Financial Statements) filed as part of the Registration Statement and included in any Preliminary Prospectus or the Prospectus, to the extent set forth in its reports contained in the Registration Statement, any Preliminary Prospectus and the Prospectus. Ernst & Young LLP are independent public accountants as required by the Securities Act and the Rules and Regulations thereunder. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general and specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (p) Authority. The Company has the full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement and the documents contemplated hereby have been duly authorized, executed and delivered by the Company, and constitute its valid and binding obligation, enforceable in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (ii) as rights to indemnity and contribution may be limited by federal or state securities laws or principles of public policy.

        (q) No Stabilization or Manipulation of Price. The Company has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Shares of the Company.


        (r) Affiliations. To the Company's knowledge after due investigation, none of the officers, directors (other than George R. Manser who is an advisory director of J.C. Bradford & Co.) or five percent or greater shareholders of the Company have any affiliation with the National Association of Securities Dealers, Inc. (the "NASD") or any firm which is a member of the NASD.


        (s) Insurance. The Company and its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective business, including but not limited to, insurance covering real and personal property owned or leased by the Company or its Subsidiaries against theft, damages, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

        (t) Labor Matters. No labor disturbance by the employees of, or any independent contractors engaged by, the Company or any of its Subsidiaries exists or is imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subassemblers, value added suppliers, subcontractors, independent contractors, original equipment manufacturers, authorized dealers or distributors that might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its Subsidiaries. No collective bargaining agreement exists with any of the Company's or its Subsidiaries' employees and no such agreement is imminent.

        (u) Compliance with Laws. The Company and its Subsidiaries are conducting their business in all material respects in compliance with all of the laws, rules and regulations of each jurisdiction in which they are conducting business.

        (v) Distribution of Materials. The Company has not distributed and will not distribute prior to the Closing Date or any date on which Option Shares are to be purchased, as the case may be, any material in connection with the offering and sale of the Shares other than a Preliminary Prospectus or the Prospectus.

        (w) Illegal Contributions. Neither the Company nor any of its Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or of any jurisdiction thereof.

        (x) Lock-Up Agreements. The Company, each member of the Board of Directors of the Company, each officer (as such term is defined in Rule 16a-1(f) under the Exchange Act) of the Company and each other holder listed on Schedule IV hereto of the Common Shares, has agreed that such person will not, for a period of 120 days after the later of the Closing Date or the latest Option Closing Date (the "Restricted Period"), directly or indirectly sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, by any means, any Common Shares or announce an intent to sell any Common Shares without the prior written consent of the Representatives.

        (y) No Registration Rights. Except as described in the Prospectus, there are no holders of securities (debt or equity) of the Company, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company who have the right to request the Company to register securities held by them under the Securities Act.

        (z) Company Not an Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        (aa) Listing of Shares. The Firm Shares and the Option Shares, if any, have been approved for inclusion in Nasdaq National Market of the NASD (the "Nasdaq National Market"), subject to official notice of issuance.

        (bb) Related Transactions. Except as described in the Prospectus, there are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-K of the Rules and Regulations under the Securities Act, involving the Company and any other persons referred to in said
Item 404 that are required to be described in the Prospectus and which have not been so disclosed.

        (cc) Environmental Liabilities. The Company and the Subsidiaries have been in compliance with all Environmental Laws (as defined below). Neither the Company nor any of its Subsidiaries (i) is the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the business operations of the Company or any of its Subsidiaries or the ownership or possession of any of their respective properties or assets or (ii) is in contravention of any

Environmental Law that could reasonably be expected to have a materially adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened lawsuits against them, with respect to violations of any Environmental Law or in connection with any release of any Hazardous Material into the environment that, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, might reasonably be expected to have a materially adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company or any of its Subsidiaries. As used herein, "Environmental Laws" means any federal, state or local law or regulation applicable to the Company's or any of its Subsidiaries' business operations or ownership or possession of any of their respective properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.


        (dd) Business With Cuba. The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it or any affiliate commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's or any affiliate's, business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.


     2. Representations and Warranties of the Selling Shareholders. Each
Selling Shareholder represents, warrants, covenants and agrees with Underwriters as follows:

        (a) Compliance with the Securities Act. At the effective time of the Registration Statement and at all times subsequent thereto, up to and including the Closing Date and any Option Closing Date, and during such longer period until any post-effective amendment to the Registration Statement shall become effective, the Registration Statement (and any post-effective amendment to the Registration Statement) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations thereunder, will fully comply with the applicable provisions of the Securities Act and the Rules and Regulations thereunder, and neither the Registration Statement (nor any post-effective amendment to the Registration Statement) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus and any amendment or supplement thereto will at all times up to and including the Closing Date and, if the Option Shares are purchased, the Option Closing Date, and during such longer period as the Prospectus may be required to be delivered in connection with sales of Firm Shares or Option Shares by the Underwriters or any dealer, fully comply with the provisions of the Securities Act and the Rules and Regulations thereunder, and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations or warranties do not apply to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment of, or supplement to, either of them in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement or of the Prospectus. It is understood that the statements set forth on the inside cover page of the Prospectus with respect to stabilization and passive market-making activities, in the table beneath the first paragraph of the section of the Prospectus entitled "Underwriting," the amounts of the concession to certain dealers and the concession that such dealers may allow to certain other dealers in the second paragraph following such table and the five paragraphs preceding the last paragraph of such section and the identity of counsel for the Underwriters under the section of the Prospectus entitled "Legal Matters" constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the Registration Statement or the Prospectus, as the case may be.

        (b) No Violation. The consummation of the transactions contemplated in this Agreement and the Registration Statement and the execution and performance of this Agreement and the fulfillment of the terms hereof or thereof will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default or require any payment by any Selling Shareholder under (i) any indenture, mortgage, deed of trust or other agreement or instrument to which any Selling Shareholder is a party or by which any Selling Shareholder is bound, or of the organizational documents of any Selling Shareholder that is not a natural person or (ii) any law, rule or regulation, or any judgment, order or decree of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over any Selling Shareholder or any properties of any Selling Shareholder.


        (c) Authority. This Agreement and the Custody Agreements (as hereinafter defined) have been duly authorized, executed and delivered by the Selling Shareholders and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute their valid and binding obligations, enforceable in accordance with their respective terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (B) as enforceability of rights to indemnify and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

        (d) Authorizations. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery of this Agreement by or on behalf of each Selling Shareholder and the consummation of the transactions herein contemplated or that may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws has been obtained or made and is in full force and effect.

        (e) No Stabilization or Manipulation of Price. No Selling Shareholder has taken and no Selling Shareholder will take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Shares of the Company.


        (f) Distribution of Materials. No Selling Shareholder has distributed and no Selling Shareholder will distribute prior to the Closing Date or any date on which Option Shares are to be purchased, as the case may be, any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus or the Prospectus.

        (g) Conveyance of Shares. Each Selling Shareholder is or will be on the Closing Date or any date on which Option Shares held by such Selling Shareholder are to be purchased the lawful or beneficial owner of the Shares to be sold by such Selling Shareholder hereunder, and upon the delivery and sale of, and payment for, such Shares, as provided herein, such Selling Shareholder will convey or cause its representative to convey good and marketable title to such Shares, free and clear or all liens, encumbrances, equities and claims whatsoever.

        (h) Taxes. None of the Underwriters shall have any liability for any transfer or similar taxes incurred in connection with the sale of Shares by any Selling Shareholder or the purchase or resale of such Shares by any of the Underwriters.


     3. Purchase and Delivery of the Shares.

        (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[ ] per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 10 hereof.


        Certificates in negotiable form for the Shares of each Selling Shareholder to be sold hereunder have been placed in custody for delivery under this Agreement under a Power of Attorney and a Custody Agreement (except for in the case of Larry R. Linhart who has placed into custody an irrevocable notice of exercise (the "Notice of Exercise") of options directing that options to purchase 80,000 Common Shares be exercised immediately prior to the Closing Date and that options to purchase up to an additional 30,000 Common Shares be exercised immediately prior to any Option Closing Date) duly authorized, executed and delivered by each Selling Shareholder, in the form heretofore furnished to the Representatives (collectively, a "Custody Agreement"), with Squire, Sanders & Dempsey as custodian (the "Custodian"), and Larry R. Linhart and Richard W. Rubenstein, as Attorneys-in-Fact (each, an "Attorney-in-Fact"). Each Selling Shareholder agrees that the Shares represented by the certificates (or, in the case of Larry R. Linhart, that will be represented by certificates upon exercise of the Notice of Exercise) held in custody for each Selling Shareholder under each of the respective Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by each Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of each Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death of any such Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any such Selling

Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Shares hereunder, certificates for such Selling Shareholder's Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreements as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.


        Payment for the Firm Shares to be sold hereunder is to be made in Baltimore Clearing House funds (next day funds) by certified or bank cashier's check drawn to the order of the Company for the Shares to be sold by the Company, and each Selling Shareholder for the Shares to be sold by such Selling Shareholder, against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Legg Mason Wood Walker, Incorporated, Legg Mason Tower, 111 South Calvert Street, 20th Floor, Baltimore, Maryland at 10:00 A.M., Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than three business days thereafter as the Representatives and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not less than two full business days prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date. At the election of the Company or any Selling Shareholder, as the case may be, settlement for the Shares shall be made in same day funds in accordance with
Section 6(a)(xiv) of this Agreement.

        It is understood that each of you, individually and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by either of you prior to the Closing Date for the Firm Shares (or the Option Shares discussed below) to be purchased by such Underwriter or Underwriters. Any such payment by either of you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

        (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant an option to the several Underwriters to purchase up to 150,000 Option Shares at the price per share as set forth in
Section 3(a) of this Agreement. The Selling Shareholders shall be obligated to sell Option Shares to the several Underwriters pro rata based on the respective number of Firm Shares to be sold by each of them. The option granted hereby may be exercised in whole or in part at any time and from time to time upon written notice given within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is two or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to 1,000,000, adjusted by the Representatives in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Baltimore Clearing House funds (next day funds) by certified or bank cashier's check drawn to the order of the Company for the Option Shares to be sold by the Company against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters at the offices of Legg Mason Wood Walker, Incorporated, Legg Mason Tower, 111 South Calvert Street, 20th Floor, Baltimore, Maryland, Attention: Edmund J. Cashman, Jr. At the election of the Company, settlement for the Option Shares shall be made in same day funds in accordance with Section 6(a)(xiv) of this Agreement.

        Upon exercise of any option provided for in Section 3(b) hereof, the obligations of the Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment for such Option Shares) to the accuracy of and compliance with the representations and warranties of the Company and the Selling Shareholders, to the accuracy of the statements of the Company, officers of the Company and the Selling Shareholders, made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants of the Company and the Selling Shareholders, or compliance by the Company and its officers and directors and the Selling Shareholders, with any of the conditions herein contained.

     4. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3(b) hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with an Agreement Among Underwriters entered into by you and the several other Underwriters.

     5. Covenants and Agreements of the Company. The Company covenants and agrees with the several Underwriters that:


        (a) The Company will use its best efforts to cause the Registration Statement and any amendments thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible thereafter; and it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed. The Company will
(i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations, a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations, (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters. In case any Underwriter is required to deliver a prospectus nine months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.


        (b) The Company shall advise the Representatives promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or the use of any Preliminary Prospectus or the Prospectus or of the suspension of the qualification or registration of any Shares for offering in any jurisdiction, or of the institution or threatening of any proceedings for any of the foregoing purposes. The Company shall use its best efforts to prevent the issuance of any such stop order preventing or suspending the effectiveness of the Registration Statement or the use of any Preliminary Prospectus or the Prospectus and to obtain as soon as possible the lifting thereof, if issued.


        (c) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify the Shares for sale under the securities laws of any jurisdiction or to file a general consent to service of process in any jurisdiction in which the Company would be required thereby to qualify to do business or in which the Company would thereby become subject to taxation. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request.

        (d) The Company will deliver to the Representatives, or such other entity or person as the Representatives may designate, from time to time, without charge, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to the Representatives, or such other entity or person as the Representatives may designate, without charge, during the period when delivery of a Prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, without charge, four signed copies of the Registration Statement as originally filed and all amendments thereto, including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, but without exhibits, and of all amendments thereto, without charge, as the Representatives may reasonably request.

        (e) The Company shall comply with the Securities Act and the Rules and Regulations thereunder and the Exchange Act and the Rules and Regulations thereunder so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur or condition shall exist as a result of which, in the judgment of the Company or in the opinion of the Representatives, it becomes necessary to amend the Registration Statement or amend or supplement the Prospectus so that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered, not misleading, or, if it is necessary at any time to amend the Registration Statement or amend or supplement the Prospectus to comply with any law, the Company promptly shall prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus as may be necessary to correct such untrue statement or omission or so that the Prospectus will comply with such law; provided that the Company shall make such changes in any such document as the Underwriters upon advice of counsel may reasonably request.

        (f) The Company will make generally available to its shareholders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations thereunder and will advise the Representatives, and such of the Underwriters which request the foregoing from the Company, in writing when such statement has been so made available.

        (g) The Company will, for a period of three years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange or interdealer quotation system pursuant to the requirements of such exchange or system or with the Commission pursuant to the Securities Act or the Exchange Act. The Company will deliver to the Representatives similar information with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

        (h) No offering, sale or other disposition by the Company of any Common Shares or any other class of securities or warrants or options to purchase any class of securities of the Company will be made during the period beginning on the date of this Agreement and ending 120 days after the later of the Closing Date or the latest Option Closing Date, directly or indirectly, otherwise than hereunder or with the prior written consent of the Representatives.

        (i) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

        (j) If at any time during the 90 day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

        (k) The Company shall cause the Shares to be included in the Nasdaq National Market and shall comply with all applicable rules of the Nasdaq National Market in connection with the transactions contemplated hereby.


        (l) The Company will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Shares of the Company.

        (m) The Company shall timely file all reports, forms and other documents as may be required from time to time under the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations promulgated thereunder, and all of such will comply as to form and substance with applicable requirements under those acts.

     5A. Covenants and Agreements of the Selling Shareholders. The Selling Shareholders covenant and agree with the several Underwriters that:

        (a) Each Selling Shareholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom Shares may be sold, both in connection with the offering and sale of Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

        (b) Each Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement and the Custody Agreements at or prior to the Closing Date and any Option Closing Date and will advise its Attorney-in-Fact prior to the Closing Date and any Option

Closing Date, if any statement to be made on behalf of the Selling Shareholder in any certificates contemplated by Section 7(i) hereof would be inaccurate if made as of such Closing Date or any Option Closing Date.

        (c) None of the Selling Shareholders will take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Shares of the Company.


     6. Costs, Expenses and Fees.


        (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company and the Selling Shareholders will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the respective obligations of the Company and the Selling Shareholders under this Agreement, including (i) the fees and expenses of the accountants and counsel for the Company and counsel for the Selling Shareholders incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; (ii) the printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, the Preliminary Prospectuses and the Prospectus, and the duplication and mailing expenses associated with this Agreement, the Agreement Among Underwriters, the Underwriters' Questionnaire, the Power of Attorney, any Selected Dealer Agreement and related documents and the Preliminary Blue Sky Memorandum and any supplement thereto; (iii) the costs incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters; (iv) all taxes, if any, on the issuance, delivery and transfer of the Shares to be sold by the Company and the Selling Shareholders; (v) NASD fees and the fees, expenses and all other costs of qualifying the Shares for sale under the securities or Blue Sky laws of those states in which the Shares are to be offered or sold, including the reasonable fees and disbursements of Underwriters' counsel and such local counsel as may have been reasonably required and retained for such purpose; (vi) the filing fees incident to securing any review or approvals by or from the NASD; (vii) the filing fees of the Commission; (viii) the cost of furnishing to the Underwriters copies of the Registration Statement, the Preliminary Prospectuses and Prospectuses as herein provided; (ix) the Company's travel expenses in connection with meetings with the brokerage community and institutional investors; (x) the fees for including the Shares in the Nasdaq National Market; (xi) the cost of printing certificates for the Shares; (xii) the cost and charges of any transfer agent; (xiii) the cost of preparing and binding closing binders for the Company, the Representatives and their counsel; (xiv) the cost of obtaining settlement in same day funds, if desired by the Company or the Selling Shareholders; (xv) the cost of any required due diligence with respect to any patent positions of the Company; and (xvi) all other costs and expenses reasonably incident to the performance of their respective obligations hereunder which are not otherwise specifically provided for in this Section. Subject to the reimbursement provided for in Section 6(c) below, the Underwriters agree to pay all fees and expenses of their legal counsel, other than counsel fees and expenses relating to the "Blue Sky" matters referred to in clause (v) above, and all advertising, telephone, travel, clerical or other office costs incurred or to be incurred by the Underwriters or by their sales personnel in connection with the offering of the Shares.

        (b) The Company shall pay as due any state registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the jurisdictions in which the Representatives determine, after consultation with the Company, to offer or sell the Shares.

        (c) In the event that the transactions contemplated by this Agreement are not consummated for any reason, other than as a result of the Underwriters' intentional refusal to proceed without cause, or if the Representatives terminate this Agreement pursuant to Section 11(b) hereof, then the Company shall reimburse the Representatives for their accountable reasonable out-of-pocket expenses associated with the offering contemplated hereby, including, without limitation, reasonable fees and disbursements of counsel for the Underwriters, in an amount not to exceed $135,000. If the offering contemplated hereby is not consummated as a result of the Underwriters' intentional refusal to proceed without cause, the Representatives shall not be entitled to any expense reimbursement pursuant to the preceding sentence. For purposes of this paragraph, "cause" shall not include the Underwriters' inability to market the offering contemplated hereby where there have not been any events materially adverse to the Company or the financial markets in general. This amount shall be in addition to reimbursement of fees of counsel for the Underwriters incurred in qualifying the Shares under state securities or Blue Sky laws to be paid by the Company to the Representatives pursuant to
Section 6(a)(v) above.

     7. Conditions of Obligations of the Underwriters. The obligation of any of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the date of this Agreement and the Closing Date and the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance of the covenants and obligations of the Company and its officers, directors and shareholders hereunder and to the following additional conditions:


        (a) The Registration Statement shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the date of this Agreement, or such later date as shall be consented to in writing by the Representatives. All filings, if any, required by Rules 424 and 430A under the Securities Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission; and any request for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters' counsel.


        (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement, the Preliminary Prospectuses and the Prospectus, and the registration, authorization, issuance, sale and delivery of the Shares, shall have been taken to the satisfaction of Underwriters' counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection.

        (c) The Representatives shall have received on the Closing Date and the Option Closing Date, as the case may be, the opinion of Squire, Sanders & Dempsey L.L.P., counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, and in form and substance reasonably satisfactory to the Representatives, to the effect that:


           (i) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the law of its state of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company and its Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business as described in the Prospectus requires such qualification except where the failure to qualify would not have a materially adverse effect upon the business of the Company or its Subsidiaries.


           (ii) The Company has authorized and outstanding capital stock as set forth in the Prospectus under the heading "Capitalization." The Company's outstanding Common Shares have been duly authorized and validly issued and are fully paid and nonassessable and none of the outstanding shares of the capital stock of the Company was issued in violation of statutory or contractual preemptive rights. All of the Shares conform to the description thereof contained in the Prospectus. The certificates for the Shares are in due and proper form under the Ohio General Corporation Law; the Firm Shares and the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders exist under applicable law or, by agreement or otherwise, with respect to any of the Shares or the issue and sale thereof. The beneficial ownership of the outstanding stock of the Company is as set forth in the Prospectus in the table under the heading "Selling Shareholders."


           (iii) Any outstanding stock options relating to the Common Shares have been duly authorized and validly issued and the description thereof contained in the Registration Statement and the Prospectus is accurate in all material respects.

           (iv) Each Subsidiary has authorized and outstanding capital stock as set forth in Schedule III to this Agreement. The outstanding shares of each Subsidiary's capital stock have been duly authorized and validly issued and are fully paid and nonassessable and none of the outstanding shares of the capital stock of any Subsidiary was issued in violation of statutory or contractual preemptive rights. All of the shares of each Subsidiary's capital stock are owned by the Company.

           (v) The Registration Statement has become effective under the Securities Act and no stop order proceedings with respect thereto have been instituted or are pending or, to the knowledge of such counsel, threatened under the Securities Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act has been made in the manner and within the time period required by said Rule 424(b).

           (vi) The Registration Statement, each Preliminary Prospectus, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations thereunder and the Exchange Act and the rules and regulations promulgated thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial information included therein).


           (vii) The documents incorporated by reference in the Prospectus (except for any financial statements and schedules and other financial and statistical data included in such documents as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (except for any financial statements and schedules and other financial and statistical data included in such documents as to which such counsel need express no opinion), when they were so filed, contained an untrue statement of a material fact or omitted to a state a material fact necessary in order to make the statements, in light of the circumstances under which they were made when such documents were so filed, not misleading;


           (viii) The statements in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information required to be set forth therein with respect to such documents and matters.

           (ix) There are no contracts or documents known to such counsel required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized therein.

           (x) To the knowledge of such counsel, after due inquiry, there are no legal proceedings pending or threatened against the Company or any of its Subsidiaries of a character which are required to be disclosed in the Registration Statement or the Prospectus, by the Securities Act or the Rules and Regulations thereunder, except as described in the Prospectus.

           (xi) The performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification, contribution or related or similar obligations hereunder, as to which no opinion need be expressed) and the application of the net proceeds of the offering contemplated by this Agreement as described in the Prospectus under the caption "Use of Proceeds" will not (A) result in any violation of the Company's or any of its Subsidiaries' Articles of Incorporation or Code of Regulations, or (B) result in the breach or violation of any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument, known to such counsel, to which the Company or any of its Subsidiaries is a party or by which any of their respective properties is bound, or any applicable statute, rule or regulation or any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or over any of their properties or operations.

           (xii) Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (xiii) The Company has the power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Firm Shares or the Option Shares, as the case may be. This Agreement has been duly authorized by all necessary corporate action by the Company, and has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes its valid and binding obligation, enforceable in accordance with its terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (B) as enforceability of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

           (xiv) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

           (xv) Neither the Company nor any of its Subsidiaries is presently in breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument, known to such counsel, to which the Company or any of its Subsidiaries is a party or by which any of their property is bound.

           (xvi) Except as provided in the Shareholders' Agreement filed as an exhibit to the Registration Statement, no holders of Common Shares or other securities of the Company have registration rights with respect to securities of the Company because of the filing of the Registration Statement by the Company.

           In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (A) the Registration Statement, as of the time it became effective under the Securities Act, (B) the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), or (C) the Registration Statement, or the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

           In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Ohio and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.


        (d) The Representatives shall have received on the Closing Date and the Option Closing Date, as the case may be, the opinion of Squire, Sanders & Dempsey L.L.P., counsel for the Selling Shareholders, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters in form and substance reasonably satisfactory to the Representatives, to the effect that:


           (i) The performance of this Agreement and the Custody Agreements by the Selling Shareholders and the consummation by the Selling
Shareholders of the transactions herein and therein contemplated (other than performance of the Selling Shareholders' indemnification, contribution or related or similar obligations hereunder, as to which no opinion need be expressed) will not result in the material breach or violation of any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument, known to such counsel, to which any Selling Shareholder is a party or by which any of their respective properties is bound, or any applicable statute, rule or regulation, or any order, writ or decree of any court or governmental agency or body having jurisdiction over any Selling Shareholder or over any of their respective properties.

           (ii) This Agreement and the Custody Agreements have been duly authorized, executed and delivered by the Selling Shareholders and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute their valid and binding obligations, enforceable in accordance with their respective terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (B) as enforceability of rights to indemnify and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

           (iii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Selling Shareholders of this Agreement or the Custody Agreements and the consummation by the Selling Shareholders of the transactions herein or therein contemplated except such as have been obtained or made, specifying the same.

           (iv) The delivery by each Selling Shareholder to the several Underwriters of certificates for the Shares being sold hereunder by such Selling Shareholder against payment therefor as provided herein, will pass good and marketable title to such Shares to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever.

           In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Ohio and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

        (e) The Representatives shall have received from Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

           (i) The Company is a corporation validly existing and in good standing under the laws of the State of Ohio.


           (ii) The issuance and sale of the Shares by the Company and the Selling Shareholders pursuant to this Agreement have been duly authorized by all necessary corporate action and the Shares, upon delivery thereof against payment as provided for in this Agreement, will be validly issued, fully paid and nonassessable.

           (iii) The Underwriting Agreement and the Custody Agreements have been duly authorized, executed and delivered by the Company and the Selling Shareholders, as the case may be.


           (iv) To the knowledge of such counsel, no stop order suspending effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission.

           (v) The Registration Statement and the Prospectus (except for the financial and statistical information referred to above, as to which such counsel need not express any opinion) as of the effective date of the Registration Statement, comply as to form in all material respects with the Securities Act and the Rules and Regulations thereunder relating to registration statements and prospectuses.

           In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (A) the Registration Statement as of the time it became effective under the Securities Act, (B) the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act, or (C) the Registration Statement or the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

           In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the Commonwealth of Pennsylvania and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

           (f) The Representatives shall have received at or prior to the Closing Date from Wolf, Block, Schorr and Solis-Cohen LLP a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

           (g) At the time this Agreement is executed and at the Closing Date and the Option Closing Date, as the case may be, the Representatives shall have received a letter addressed to each of them individually and as Representatives of the several Underwriters in form and substance satisfactory to Representatives in all respects (including the nonmaterial nature of the changes or decreases, if any, referred to in clause (iii) below) from Ernst & Young LLP dated as of the date of this Agreement, the Closing Date and any Option Closing Date, as the case may be:

              (i) confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations thereunder and stating that the section of the Registration Statement under the caption "Experts" is correct insofar as it relates to them;

              (ii) stating that, in their opinion, the Company Financial Statements, together with the related notes and schedules as set forth in each Preliminary Prospectus, the Prospectus and the Registration Statement, examined by them and the summary, selected, and statistical financial information and data, and related notes thereto, to the extent derived from the financial statements examined by them and included in any Preliminary Prospectus, the Prospectus and the Registration Statement, comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations thereunder;

              (iii) stating that, on the basis of specified procedures which included a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of such statements), a reading of the fiscal 1995, 1996, 1997 and 1998 (through the date of such letter) minutes of the meetings of the shareholders and the Board of Directors of the Company and audit and compensation committees of such Board, if any, and inquiries to certain officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (1) at a specified date, not more than three business days prior to the date of such letter, there was any change in the capital stock or consolidated short-term or long-term debt or any decrease in consolidated net current assets, total assets or shareholders' equity as compared with the amounts shown in the June 30, 1997 audited consolidated balance sheet of the Company, other than as set forth in or contemplated by the Registration Statement and Prospectus, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (2) during the period from June 30, 1997 to a specified date not more than three business days prior to the date of such letter, there has been any decrease in revenues or any decrease in income from continuing operations or in total or per share net income of the Company as compared with the corresponding period of the prior year other than as set forth in the Registration Statement, or, if there was any such decrease or increase, setting forth the amount thereof; and

              (iv) stating that they have compared specific dollar amounts, numbers of shares and other information pertaining to the Company set forth in the Registration Statement and Prospectus, which have been specified by the Representatives prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting or other records of the Company, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

        (h) The Representatives shall have received on the Closing Date and the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

              (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be.

              (ii) The Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration
Statement has been issued, and no proceedings for such purpose have been taken or, to his knowledge, are contemplated by the Commission.

              (iii) No litigation has been instituted or threatened against the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement which is not so disclosed; no contract is required to be filed as an exhibit to the Registration Statement which is not so filed; and, the representations and warranties of the Company contained in
Section 1 hereof are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, and as if made on such date.

              (iv) He has carefully examined the Registration Statement and the Prospectus and in his opinion, as of the effective date of the Registration Statement, the Registration Statement and the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

              (v) Except as described in the Registration Statement or Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been
(A) any material adverse change in the properties or assets described or referred to in the Registration Statement and the Prospectus or in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries, whether or not occurring in the ordinary course of business; (B) any transaction which is material to the Company and its Subsidiaries, except transactions entered into in the ordinary course of business; (C) any obligation, direct or contingent, incurred by the Company or any of its Subsidiaries which is material to the Company or its Subsidiaries, except obligations incurred in the ordinary course of business; (D) any change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries which is material to the Company or any of its Subsidiaries; or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries.


        (i) The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives or Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Underwriters, may reasonably have requested.


        (j) The Firm Shares, and Option Shares, if any, shall have been approved by all requisite corporate action by the Company and shall have been approved for inclusion upon official notice of issuance in the Nasdaq National Market.

        (k) The Company shall have obtained and delivered to the Representatives an agreement from each member of the Board of Directors of the Company, each officer (as such term is defined in Rule 16a-1(f) under the Exchange Act) of the Company and each holder listed on Schedule IV hereto of Common Shares in writing prior to the date hereof, that such person will not, during the Restricted Period, offer to sell, sell, contract to sell or otherwise sell or dispose of, any Common Shares, any options or warrants to purchase any Common Shares or any securities convertible into or exchangeable for Common Shares owned by such person or entity or with respect to which such person has the power of disposition. Each such person shall also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Shares held by such person except in compliance with the foregoing restrictions.

        (l) The NASD shall have indicated that it had no objection to the underwriting arrangements pertaining to the sale of the Shares and the participation by the Underwriters in the sale of the Firm Shares and the Option Shares.


        (m) The Registration Statement, or any amendment thereto, shall not contain an untrue statement of fact which is material, or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, nor shall the Prospectus, or any supplement thereto, contain an untrue statement of fact which is material, or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Underwriters.


        If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholders of such termination in writing or by telegram or by facsimile at or prior to the Closing Date or the Option Closing Date, as the case may be, and any such termination shall be without liability of any party to any other party, except to the extent provided in Sections 6 and 9 of this Agreement, which Sections shall survive such termination.

     8. Conditions of the Obligations of the Company and the Selling Shareholders. The obligations of the Company and the Selling Shareholders to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.


     9. Indemnification and Contribution.

        (a) The Company and the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and their respective officers, directors, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act (each Underwriter and each such other person or entity previously described in this Paragraph 9(a) is hereinafter sometimes referred to as an "Indemnified Underwriter Person" and collectively as the "Indemnified Underwriter Persons") from and against all claims, liabilities, losses or damages (or actions or proceedings in respect thereof) to which any such Indemnified Underwriter Person may become subject under the Securities Act or otherwise, insofar as such claims, liabilities, losses or damages (or actions or proceedings in respect thereof) arise out of, are related to or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, (iii) any enforcement of any of the Underwriters' rights hereunder, (iv) any misrepresentation with respect to or breach or violation of the representations, warranties and covenants of the Company set forth in this Agreement or any certificate delivered pursuant to this Agreement or (v) any material written misrepresentations of the Company, its officers, directors, employees or agents (other than any Indemnified Underwriter Person) or the Company or any Selling Shareholder in connection with the offering and sale of the Shares, and will reimburse each Indemnified Underwriter Person for any legal or other expenses incurred by such Indemnified Underwriter Person in connection with investigating or defending any such claim, liability, loss, damage, action or proceeding; provided, however, that neither the Company nor the Selling Shareholders will be liable in any such case to the extent that any such claim, liability, loss or damage arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives and specifically approved in writing by the Representatives for use in the preparation thereof. It is understood that the statements set forth on the inside cover page of the Prospectus with respect to stabilization and passive market-making activities, in the table beneath the first paragraph of the section of the Prospectus entitled "Underwriting," the amounts of the concession to certain dealers and the concession that such dealers may allow to certain other dealers in the second paragraph following such table and the five paragraphs preceding the last paragraph of such section and the identity of counsel for the Underwriters under the section of the Prospectus entitled "Legal Matters" constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the Registration Statement or the Prospectus, as the case may be. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders, as the case may be, may otherwise have.


        (b) Each Underwriter severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act (each of the Company and each such other person or entity previously described in this Paragraph 9(b) is hereinafter sometimes individually referred to as an "Indemnified Company Person" and collectively as the "Indemnified Company Persons") and each Selling Shareholder, from and against all claims, liabilities, losses or damages (or actions or proceedings in respect thereof) to which any such Indemnified Company Person or Selling Shareholder may become subject under the Securities Act or otherwise, insofar as such claims, liabilities, losses or damages (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse each Indemnified Company Person and Selling Shareholder for any legal or other expenses reasonably incurred by such Indemnified Company Person or Selling Shareholder in connection with investigating or defending any such claim, liability, loss, damage, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives and specifically approved in writing by the Representatives for use in the preparation thereof. It is understood that the statements set forth on the inside cover page of the Prospectus with respect to stabilization and passive market-making activities, in the table beneath the first paragraph of the section of the Prospectus entitled "Underwriting," the amounts of the concession to certain dealers and the concession that such dealers may allow to certain other dealers in the second paragraph following such table and the five paragraphs preceding the last paragraph of such section and the identity of counsel for the Underwriters under the section of the Prospectus entitled "Legal Matters" constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the Registration Statement or the Prospectus, as the case may be. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.


        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense; provided, however, that the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to counsel for the indemnifying party) for all such indemnified parties. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 9(a) and by the Company in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.


        (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or
(b) above in respect of any claims, liabilities, losses or damages (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such claims, liabilities, losses or damages (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such claims, liabilities, losses or damages (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling

Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.


        The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the order and method of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the claims, liabilities, losses or damages (or actions or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

        (f) Each of the Company and the Selling Shareholders agrees that it will not settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought from the Company or the Selling Shareholders by an Indemnified Underwriter Person (whether any Indemnified Underwriter Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Underwriter Person hereunder from all liability arising out of such claim; action, suit or proceeding.

        (g) If any personnel of any Indemnified Underwriter Person appear as witnesses, are deposed or are otherwise involved in any action (except to the extent that it is finally judicially determined that such action resulted from such Indemnified Underwriter Person's gross negligence or willful misconduct) against any Indemnified Underwriter Person or any Indemnified Company Person, the Company and the Selling Shareholders, jointly and severally, agree to reimburse such Indemnified Underwriter Person for all expenses (including fees and expenses of counsel) incurred by it by reason of any of its personnel being involved in any such action and will compensate the Indemnified Underwriter Person for time spent by its employees preparing for and testifying as witnesses in any deposition or proceeding at the Indemnified Underwriter Person's customary rates.

     10. Default by Underwriters. If on the Closing Date or the Option
Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or any Selling Shareholder), you, as Representatives of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and, if applicable, the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or the Selling Shareholders except to the extent provided in Sections 6 and 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     11. Termination. This Agreement may be terminated by the Representatives by notice to the Company as follows:

        (a) at any time prior to the earlier of (i) the time the Shares are released by the Representatives for sale by notice to the Underwriters, or (ii) 11:30 A.M., Baltimore time, on the first business day following the date of this Agreement;

        (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any materially adverse change or any development involving a prospective materially adverse change in or affecting the condition, financial or otherwise, of the Company or any of its Subsidiaries or the earnings, operations, management, business or business prospects of the Company or any of its Subsidiaries, whether or not arising in the ordinary course of business,
(ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in the Representatives' reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company or any of its Subsidiaries, (v) declaration of a banking moratorium by either federal or New York State authorities, (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States, or (vii) trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or


        (c) as provided in Sections 7 and 10 of this Agreement.


        This Agreement also may be terminated by the Representatives, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 7 and 10 of this Agreement.


     12. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed or sent by facsimile and confirmed (postage and costs prepaid) as follows: if to the Underwriters, to Legg Mason Wood Walker, Incorporated, Legg Mason Tower, 111 South Calvert Street, 20th Floor, Baltimore, Maryland 21202, Attention: Edmund
J. Cashman, Jr., Facsimile (410) 539-4508, with a copy to Wolf, Block, Schorr and Solis-Cohen LLP, Twelfth Floor Packard Building, 111 South 15th Street, Philadelphia, Pennsylvania 19102-2678, Attention: Richard A. Silfen, Esquire, Facsimile (215) 977-2740, if to the Company, to AmeriLink Corporation, 1900 East Dublin-Granville Road, Columbus, Ohio 43229, Attention: Larry R. Linhart, President, Facsimile (614) 895-8942, with a copy to Squire, Sanders & Dempsey, 1300 Huntington Center, 41 South High Street, Columbus, Ohio 43215, Facsimile
(614) 365-2499, Attention: Richard W. Rubenstein, Esquire, if to the Selling Shareholders, to Squire, Sanders & Dempsey, 1300 Huntington Center, 41 South High Street, Columbus, Ohio 43215, Facsimile (614) 365-2499, Attention: Richard
W. Rubenstein, Esquire.

     13. Governing Law: Waiver of Trial by Jury: Severability. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of law thereof. For the purpose of expediting the resolution of any controversy, claim or dispute arising out of or related to this Agreement or the transactions or agreements contemplated hereby, the Company, the Selling Shareholders and the Underwriters hereby waive trial by jury. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining terms and provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement. Any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction.

     14. Successors. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

     15. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or the Selling Shareholders and (c) delivery of and payment for the Shares under this Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the matters governed hereby. All section headings used herein are for convenience and ease of reference only and do not constitute part of this Agreement and shall not be referred to for the purpose of defining, interpreting, construing or enforcing any of the provisions of this Agreement.

     16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. One or more counterparts of this Agreement may be delivered by facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            AMERILINK CORPORATION


                                            By:________________________ (SEAL)
                                               Larry R. Linhart
                                               President

                                             SELLING SHAREHOLDERS

                                             E. LEN GIBSON
                                             ROBERT L. POWELSON
                                             LARRY R. LINHART


                                             By:________________________
                                                Attorney-in-Fact for each of
                                                the Selling Shareholders




The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.

LEGG MASON WOOD WALKER, INCORPORATED
J.C. BRADFORD & CO.
  As Representatives of the Several Underwriters
  Listed in Schedule I Hereto

By:  LEGG MASON WOOD WALKER, INCORPORATED


     By:________________________ (SEAL)
         Authorized Officer

SCHEDULE I

                                  Underwriters



                                                       Number of Firm Shares
            Underwriter                                   to be Purchased
            -----------                                   ---------------

Legg Mason Wood Walker, Incorporated
J.C. Bradford & Co.

         Total

                                   SCHEDULE II

                              Selling Shareholders

E. Len Gibson                                                160,000    shares

Robert L. Powelson                                           160,000    shares

Larry R. Linhart                                              80,000    shares

                                  SCHEDULE III

                                  Subsidiaries

---------------------------------------------------------------------------------------
    Name             Class of Capital Stock     Shares Authorized    Shares Outstanding
---------------------------------------------------------------------------------------
                        Common Shares,
AmeriLink Corp.        without par value            200 shares           200 shares
---------------------------------------------------------------------------------------

                                   SCHEDULE IV

                Directors and Certain Officers of the Company and
                     Owners of Two Percent of Common Shares

Larry R. Linhart
E. Len Gibson
Robert L. Powelson
William H. Largent
George R. Manser
Joseph L. Govern
Robert B. Horn
James W. Brittan
Richard W. Rubenstein